Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 270 to Registration Statement No. 33-26305 on Form N-1A of our reports dated November 21, 2012, relating to the financial statements and financial highlights of BlackRock All-Cap Energy & Resources Portfolio, BlackRock Energy & Resources Portfolio, BlackRock International Opportunities Portfolio, BlackRock Small Cap Growth Equity Portfolio, BlackRock U.S. Opportunities Portfolio, BlackRock Managed Volatility Portfolio (formerly BlackRock Asset Allocation Portfolio), and BlackRock Global Opportunities Portfolio, each a series of BlackRock Funds, appearing in the Annual Reports on Form N-CSR of BlackRock Funds for the year ended September 30, 2012, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania January 24, 2013